SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 May 12, 2003
                        (Date of Earliest Event Reported)


         AIRPLANES LIMITED                             AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                       Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                   13-3521640
         (Commission File                              (IRS Employer
         Number)                                       Identification No.)


         Airplanes Limited                             Airplanes U.S. Trust
         22 Grenville Street                           1100 North Market Street
         St. Helier                                    Rodney Square North
         Jersey, JE4 8PX                               Wilmington, Delaware
         Channel Islands                               19890-0001
         (011 44 1534 609 000)                         (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a press release dated May 9, 2003







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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 AIRPLANES LIMITED


Date: May 12, 2003                               /s/ Roy M. Dantzic*
                                                 -----------------------------
                                                 Director and Officer


Date: May 12, 2003                               AIRPLANES U.S. TRUST


                                                 /s/ Roy M . Dantzic*
                                                 -----------------------------
                                                 Controlling Trustee
                                                 and Officer


                                                 *By: /s/ Gerard Hastings
                                                 -----------------------------
                                                 Attorney-in-Fact



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


                                  EXHIBIT INDEX


Exhibit A  -  Press Release
Exhibit B  -  Power of Attorney for Airplanes Limited
Exhibit C  -  Power of Attorney for Airplanes U.S. Trust

                                                                       Exhibit A


HEADLINE: Fitch Ratings Downgrades Airplanes Pass Through Trust

DATELINE: NEW YORK, May 9, 2003

BODY:
Fitch Ratings has taken the following rating actions for Airplanes Pass Through Trust (Airplanes) as outlined below:

-- Class A-6 notes are downgraded to 'BBB-' from'A+';

-- Class A-8 notes are downgraded to 'BB' from 'A+';

-- Class A-9 notes are downgraded to 'BB' from 'A+';

-- Class B notes are downgraded to 'CCC' from 'BBB+';

-- Class C notes are downgraded to 'CCC' from 'B+';

-- Class D notes are downgraded to 'CC' from 'CCC';

-- All Classes are removed from Rating Watch Negative.

The downgrades reflect Fitch's expectation that Airplanes' aircraft lease cash flows will likely suffer further impairment, with little probability of future recovery. In addition, such depressed levels of cash flow are not expected to be sufficient to pay interest on the class B, C and D notes less than one year from now. The difference in the A-6 rating and the A-8/A-9 ratings primarily reflects Fitch's expectation that the likelihood of A-6 principal repayment is higher than for the A-8 and A-9 classes.

Airplanes originally issued $4,048 million of notes in March 1996 followed by two refinancing trusts, one in March 1998 and the other in March 2001. As of April 2003, Airplanes has $2,624 million of notes outstanding. Airplanes is a trust formed to conduct limited activities, including the buying, owning, leasing and selling of commercial jet aircraft. Airplanes current portfolio is comprised of 178 aircraft compared to 193 at the time of the 2001 refinancing trust. Primary servicing is being performed by General Electric Capital Aviation Services, GECAS (a wholly owned subsidiary of General Electric Capital Corp.), while the administrative agent role is being performed by debis AirFinance, 45% owned by a subsidiary of DaimlerChrysler and 55% by four German banks.

The ability of Airplanes and many aircraft lessors to generate lease cash flows has been impaired by depressed lease rates. These rates are primarily the result of weak air travel markets, resulting from the events of September 11th and the downturn in the global economy. The continued depressed demand for many aircraft types will likely further impair lease rates, especially those of certain older Boeing and McDonnell Douglas aircraft. Airplanes lease cash flows have already been affected by its concentrated exposure to some of these aircraft, including B737 classic and the MD80 series. Airplanes lease cash flows have fallen about one third from September 2001 levels and as of April 2003 were at about $24 million. In the next 12-18 months Fitch expects lease cash flows to fall another 20% as lease renewals in 2003 and in 2004 will be subject to falling lease rates.

Under Fitch's current cash flow stress scenarios, the class A-6 notes are repaid in less than 24 months while the A-8 and A-9 notes are repaid in a time period greater than 5 years. The repayment gaps between the class A notes can be attributed to the transaction's sequential principal payment structure within the A class. Although the class B, class C and class D notes are currently paying interest from cash flow, Fitch expects that by early 2004 the notes will likely have exhausted liquidity reserves and will be accruing interest. This is primarily due to the combination of decreasing lease cash flow and the resumption of the class A minimum principal payment, which is senior to the class B, C and D interest payments.

                                                                       Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                  /s/ John Banes
                                                                  --------------
                                                                      John Banes





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


                                POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.




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


     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                            /s/ William M. McCann
                                               --------------------------------
                                               William M. McCann

                                  Witness:     /s/ Michael Walsh
                                               --------------------------------


Dated: June 6, 2002                            /s/ Roy M. Dantzic
                                               --------------------------------
                                               Roy M. Dantzic

                                  Witness:     /s/ Michael Walsh
                                               --------------------------------


Dated: June 6, 2002                            /s/ Hugh R. Jenkins
                                               --------------------------------
                                               Hugh R. Jenkins

                                  Witness:     /s/ Michael Walsh
                                               --------------------------------


Dated: June 6, 2002                            /s/ Richard E. Cavanagh
                                               --------------------------------
                                               Richard E. Cavanagh

                                  Witness:     /s/ Michael Walsh
                                               --------------------------------


Dated: June 6, 2002                            /s/ Brian T. Hayden
                                               --------------------------------
                                               Brian T. Hayden

                                  Witness:     /s/ Michael Walsh
                                               --------------------------------


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


                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.



                                                                  /s/ John Banes
                                                                  --------------
                                                                      John Banes






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


                                POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.





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


IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                              /s/ William M. McCann
                                                 -----------------------------
                                                 William M. McCann

                                    Witness:     /s/ Michael Walsh
                                                 -----------------------------


Dated: June 6, 2002                              /s/ Roy M. Dantzic
                                                 -----------------------------
                                                 Roy M. Dantzic

                                    Witness:     /s/ Michael Walsh
                                                 -----------------------------


Dated: June 6, 2002                              /s/ Hugh R. Jenkins
                                                 -----------------------------
                                                 Hugh R. Jenkins

                                    Witness:     /s/ Michael Walsh
                                                 -----------------------------


Dated: June 6, 2002                              /s/ Richard E. Cavanagh
                                                 -----------------------------
                                                 Richard E. Cavanagh

                                    Witness:     /s/ Michael Walsh
                                                 -----------------------------


Dated: June 6, 2002                              /s/ Brian T. Hayden
                                                 -----------------------------
                                                 Brian T. Hayden

                                    Witness:     /s/ Michael Walsh
                                                 -----------------------------


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